Exhibit 10.27
                                                                   -------------


                          AMENDMENT TO LEASE AGREEMENT


                           THIS LEASE AMENDMENT ("Amendment") is made this 1st
day of April, 2004 by and between SPRING LAKE PROPERTIES HOLDINGS, L.C., a Michigan limited liability company ("Lessor") with an office at 6870 Grand Haven Road, Spring Lake, Michigan 49456 and ERMANCO INCORPORATED, a Michigan corporation ("Lessee"), with an office at 6870 Grand Haven Road, Spring Lake, Michigan 49456.

                  The Lessor and Lessee entered into that certain lease agreement dated September 30, 1999 ("Lease") for the 93,792 square foot building and land located in the City of Norton Shores, County of Muskegon, Michigan ("Premises") as more particularly described on Exhibit A to the Lease.

                  The Lessor and Lessee now desire to amend, modify and supplement certain provisions of the Lease as set forth below.

                  NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, as well as for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, for themselves, their heirs, distributes, executors, administrators, legal representatives, successors and assigns, agree as follows:

                  1. Lessor and Lessee hereby agree that the Lease is amended, supplemented and modified as follows:

                           (a) the Term of the Lease pursuant to Article II
shall be extended to September 30, 2008.

                           (b) the Renewal Term pursuant to Article II shall be
modified as follows:

                  Lessee shall have the right and option to renew this lease for one (1) additional five (5) year period ("Renewal Term"), immediately ensuing after the September 30, 2008 expiration date of the Lease by notifying Lessor in writing not less than one hundred eighty (180) days before the September 30, 2008 expiration date of the Lease of the Lessee's intention to exercise its option to renew.

                           (c) effective October 1, 2004, the Base Rent pursuant
to Article III, Section 3.01(a)(ii) shall be payable monthly as follows:

------------------------------------------------------------------------------------------
      Lease Period          Sq. Ft.      Rate         Annual Rent         Monthly Rent
------------------------------------------------------------------------------------------
10/1/04 - 9/30/05          93,792       $3.75        $   351,720.00         $29,310.00
10/1/05 - 9/30/06          93,792        3.84            360,513.00          30,042.75
10/1/06 - 9/30/07          93,792        3.94            369,525.83          30,793.82
10/1/07 - 9/30/08          93,792        4.04            378,763.97          31,563.67
                                                       ------------
                           Total                      $1,460,522.80
                                                       ============
------------------------------------------------------------------------------------------

                           (d) Exhibit B to the Lease shall be deleted in its
entirety.

                  2. Except as amended or modified by this Amendment, the provisions of the Lease shall remain in full force and effect.

                  3. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns.

                  4. This Amendment shall be governed by and construed in accordance with the provisions of the laws of the State of Michigan.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


 ATTEST: LESSOR: Spring Lake Properties Holdings L.C. a Michigan limited liability company

By:    /s/ Ronald J. Semanick          By:   /s/ Leon C. Kirschner
   -------------------------------        -------------------------------
       Name:   Ronald J. Semanick            Name:   Leon C. Kirschner
       Title:  CFO                           Title:  Member


ATTEST:                                LESSEE:  Ermanco Incorporated, a
                                       Michigan corporation

By:    /s/ Ronald J. Semanick          By:   /s/ Leon C. Kirschner
    -------------------------------       --------------------------------
       Name:   Ronald J. Semanick            Name:   Leon C. Kirschner
       Title:  CFO                           Title:  President